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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 6, 1996
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                              FINANCIAL  BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                    0-18126                 06-1391814
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)                ID Number)


42-25 Queens Boulevard, Long Island City, New York                   11104
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (718) 729-5002


                                       N/A
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         (Former name of former address, if changed since last report.)









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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
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      On August 7, 1996, the Registrant issued the press release attached hereto as Exhibit 20 and incorporated herein by reference. The press release announced that Stuart G. Hoffer tendered his resignation as President and Chief Executive Officer and a member of the Board of Directors of Financial Bancorp, Inc. (the "Company"), its wholly-owned subsidiary, Financial Federal Savings Bank (the "Bank"), and all of the Bank's affiliates and subsidiaries, in order to pursue other business interests. As a result of a difference in business philosophies, Mr. Hoffer tendered his resignation on the condition that he receive severance payments equivalent to the payments he would receive under the terms of his employment agreements with the Company and the Bank. Such payment will be approximately $370,000, payable over a three year period. In addition, in accordance with the terms of the Company's 1995 Incentive Stock Option Plan, Mr. Hoffer will have a period of 90 days to exercise any stock options previously awarded to him which were exercisable as of August 6, 1996.

      The Company's Board of Directors also announced in the press release the immediate appointment of Mr. Frank Latawiec as President and Chief Executive Officer of the Company and the Bank. Mr. Latawiec is currently a director of the Company and the Bank.

Item 6.  Resignation of Registrant's Directors
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      On August 6, 1996,  Stuart G. Hoffer  resigned as a director of  Financial
Bancorp,  Inc. and its  subsidiary,  Financial  Federal  Savings Bank, to pursue
other  business   interests.   As  discussed  above,  Mr.  Hoffer  tendered  his
resignation due to a difference in business philosophies, on the condition that he receive severance payments equivalent to the payments he would receive under the terms of his employment agreements with the Company and the Bank. Such payment will be approximately $370,000, payable over a three year period. In addition, in accordance with the terms of the Company's 1995 Incentive Stock Option Plan, Mr. Hoffer will have a period of 90 days to exercise any stock options previously awarded to him which were exercisable as of August 6, 1996. A copy of Mr. Hoffer's resignation letters are attached hereto as Exhibit 17 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
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         Exhibit 17 - Stuart G. Hoffer's resignation letters.
         Exhibit 20 - Press Release dated August 7, 1996.



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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FINANCIAL BANCORP, INC.
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                                              (Registrant)

                                       By:
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                                          Frank S. Latawiec
                                          President and Chief Executive Officer

Dated:
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